THE E.W. SCRIPPS COMPANY SCRIPPS ACQUISITIONS IN THE NEXSTAR-TRIBUNE DIVESTITURES INVESTOR PRESENTATION MARCH 20, 2019

THE E.W. SCRIPPS COMPANY Disclaimer Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, are forward-looking statements. These forward-looking statements are based on management's current expectations, and are subject to certain risks, trends and uncertainties, including changes in advertising demand and other economic conditions that could cause actual results to differ materially from the expectations expressed in such forward-looking statements. Such forward-looking statements are made as of the date of this communication and should be evaluated with the understanding of their inherent uncertainty. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the company’s Form 10-K on file with the SEC in the section titled “Risk Factors.” The company undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date the statement is made. 2

THE E.W. SCRIPPS COMPANY The Nexstar-Tribune Stations Increase Our Local Media Reach To 30 Percent Of U.S. TV Households o The acquisition of the seven Nexstar-Tribune markets will expand our reach to 30 percent of U.S. TV households with 59 stations serving 42 markets. o Scripps will have the No.1 or No.2-rated TV station in 36 percent of our markets. o These stations will further diversify the Scripps portfolio: − 18 ABC stations − 11 NBC stations − 9 CBS stations − 4 Fox stations − 13 CW affiliates o Scripps will operate nine markets with more than one station, efficiently enhancing our depth and durability. o Our well-established political advertising operations will be enhanced by now reaching 67 percent of Florida households with the addition of Miami and our entry into two Virginia markets and another Michigan market. o In Phoenix, our high-performing ABC station will be joined by a CW, giving additional strength to that market. 3

THE E.W. SCRIPPS COMPANY This Group Of Stations Has Many Of The Traits We Are Seeking As We Rebalance The Scripps Local Media Portfolio Network Affiliation Duopolies Political Footprint In-Market Rank Reach Diversify and balance Enhance in-market Add stations to Increase the number Expand our national our network affiliation depth and durability complement our of No. 1 and No. 2 footprint to increase mix already strong political stations to increase the number of U.S. footprint portfolio durability TV households 43

THE E.W. SCRIPPS COMPANY Upon Closing Of This Transaction and Cordillera, Scripps Will Be The Fourth-Largest Independent Broadcaster 70% 65% PERCENTAGE OF U.S. TELEVISION HOUSEHOLDS REACHED 60% 50% 39% 40% 33% 30% 30% 24% 19% 20% 14% 11% 10% 7% 4% 4% 0% Pro forma for all announced transactions as of Tuesday, March 19, including Nexstar’s announced divestitures, plus Scripps’ acquisition of Nexstar-Tribune stations 5

THE E.W. SCRIPPS COMPANY These Seven Markets Give Scripps Entry Into Two New States And Enhance Our Political Footprint Network DMA Market Current owner Call letters affiliation(s) 1 New York, New York Tribune WPIX 12 Phoenix, Arizona* Nexstar KASW 16 Miami-Ft. Lauderdale, Florida* Tribune WSFL 30 Salt Lake City, Utah Tribune KSTU 44 Norfolk, Virginia Tribune WTKR/WGNT 49 Grand Rapids, Michigan Tribune WXMI 56 Richmond, Virginia Tribune WTVR 63 *The Phoenix CW will join our existing ABC affiliate there. The Miami CW affiliate will be market-adjacent to our existing NBC affiliate in West Palm Beach, Florida.

SCRIPPS’ LOCAL MEDIA FOOTPRINT MILWAUKEE, WI GRAND RAPIDS-KALAMAZOO- COLORADO SPRINGS, CO WTMJ BATTLE CREEK, MI KOAA, KZCS WXMI MISSOULA, BILLINGS, BUTTE-BOZEMAN, GREEN BAY-APPLETON, WI DETROIT, MI BOISE, ID GREAT FALLS, HELENA, MT WGBA, WACY KPAX/KAJJ, KTVQ, KXLF/KBZK, KRTV/KTGF, WXYZ, WMYD TWIN FALLS, ID KIVI LANSING, MI KTVH/KXLH KSAW-LD WSYM OMAHA, NE BUFFALO, NY DENVER, CO WKBW KMGH, KMTV KZCO, KZFC CLEVELAND, OH WEWS NEW YORK, NY WPIX SALT LAKE CITY, UT KSTU BALTIMORE, MD WMAR LAS VEGAS, NV KTNV CINCINNATI, OH WCPO BAKERSFIELD, CA KERO, KZKC NORFOLK., VA WTKR, WGNT SANTA BARBARA-SAN LUIS OBISPO, CA KSBY RICHMOND, VA WTVR INDIANAPOLIS, IN WRTV SAN DIEGO, CA KGTV, KZSD NASHVILLE, TN WTVF TUCSON, AZ TULSA, OK LEXINGTON, KY KGUN, KWBA KJRH WLEX LAFAYETTE, LA TALLAHASSEE, FL PHOENIX, AZ KATC WTXL KNXV, KASW WACO, TX WEST PALM BEACH, FL KXXV, KRHD TAMPA, FL WPTV, WHDT WFTS CORPUS CHRISTI, TX KRIS, KAJA FT. MYERS-NAPLES, FL MIAMI-FT. LAUDERDALE, FL WFTX WSFL KANSAS CITY, MO KSHB, KMCI